Subsequent Event	12 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event

Effective July 18, 2013, the Bank entered into a series of related Purchase and Assumption Agreements for the acquisition of branches from Bank of America, National Association. These acquisitions represent a total of 51 branches located in eastern Washington, Idaho, Oregon and New Mexico with approximately $1.5 billion of deposits and $11 million of loans. A premium of 2.60% of deposits will be paid in addition to the net book value of the 51 branch properties. The purchase price remains subject to the completion of the transactions and related valuations that are expected to be completed by March 31, 2014. The New Mexico branches were converted on November 2, 2013 and the remaining branches will be converted on December 6, 2013. The combined company will have 232 offices in eight western states with total assets of approximately $15 billion and total deposits of approximately $11 billion.